Note 12 - Contingent Liability	12 Months Ended
Sep. 30, 2025
Statement Line Items [Line Items]
Disclosure of contingent liabilities [text block]
12.	CONTINGENT LIABILITY

On April 14, 2023, Revati Inc., the consulting company of the Company’s former Chief Medical Officer, Dr. Revati Shreeniwas (“plaintiff”), commenced legal proceedings against the Company in the Supreme Court of British Columbia in connection with the termination of Revati Inc.’s consulting services. The plaintiff is seeking damages for alleged breach of contract, including:

●	consulting fees equivalent to three months from the date of termination;
●	the value of certain restricted share units (“RSUs”) and stock options that the plaintiff asserts should have vested;
●	damages for outstanding fees, bad faith, punitive damages, and other related amounts; and
●	reimbursement for certain expenses, together with pre- and post-judgment interest and legal costs.

The plaintiff’s claims include equity-based compensation components, which are subject to dispute regarding vesting entitlement and valuation methodology. The Company disputes both the basis and financial amount of the claims.

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12.	CONTINGENT LIABILITY (continued)

Based on the management’s internal assessment, likelihood of loss is possible under IAS 37 Provisions, Contingent Liabilities and Contingent Assets. However, due to the early stage of the proceedings, the inherent uncertainties of litigation, and the wide range of possible outcomes, management cannot reliably estimate the amount of any potential obligation. Accordingly, no financial provision has been recognized in these consolidated financial statements. The matter is disclosed as a contingent liability. Management does not expect this litigation to have a material adverse effect on the Company’s financial condition, results of operations, or liquidity.